UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Black Stone Minerals, L.P.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Limited Partners of

BLACK STONE MINERALS, L.P.

To Be Held On:

June 12, 2025 at 12:00 p.m., Central Time

via live webcast at https://web.lumiconnect.com/255252993 (password: bsmvirt25)

COMPANY NUMBER

ACCOUNT NUMBER

CONTROL NUMBER

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 05/29/25.

Please visit http://www.astproxyportal.com/ast/20065/, where the following materials are available for view:

• Notice of Annual Meeting of Limited Partners • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) or 201-299-6210 (for international callers) E-MAIL: help@equiniti.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

VIRTUALLY AT THE MEETING: Black Stone Minerals, L.P. will be hosting their Annual Meeting virtually this year. To attend the meeting via the Internet please visit https://web.lumiagm.com/255252993 (password: bsmvirt25) and be sure to have available the control number.

TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

1.  Election of directors to the board of directors of Black Stone Minerals, L.P.’s general partner, each to serve until the 2026 annual meeting of limited partners and thereafter until such director’s successor shall have been duly elected and qualified, or until such director’s earlier death, resignation or removal.

 NOMINEES:

Carin M. Barth

Thomas L. Carter, Jr.

D. Mark DeWalch

Jerry V. Kyle, Jr.

Michael C. Linn

Ashley J. Longmaid

William N. Mathis

William E. Randall

Alexander D. Stuart

James W. Whitehead

Please note that you cannot use this notice to vote by mail.

2.  Ratification of the appointment of Deloitte & Touche LLP as Black Stone Minerals, L.P.’s independent registered public accounting firm for the year ending December 31, 2025.

3.  Approval on a non-binding advisory basis, of the compensation of the executive officers of Black Stone Minerals, L.P.’s general partner for the year ended December 31, 2024.

4.  Approval of the adoption of the Black Stone Minerals, L.P. 2025 Long-Term Incentive Plan.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, AND “FOR” PROPOSAL 4.